POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, director or officer of Voyageur Fund Managers, Inc., a Minnesota corporation, hereby constitutes and appoints, George M. Chamberlain, Jr. his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and affix his seal thereto and to obtain or continue registration of any series of Delaware-Voyageur Unit Investment Trusts; Delaware-Voyageur Tax-Exempt Trusts; any other unit investment trust sponsored by Voyageur Fund Managers, Inc. and any predecessors, affiliates or successors thereof whether or not in existence at the date hereof and which may be created after the date hereof (the "Funds") under the Investment Company Act of 1940, as amended (the "1940 Act") and of the units representing an undivided interest in and ownership of the Securities held by the Funds under the Securities Act of 1933, as amended (the "1933 Act"), including the preparation and filing of appropriate Forms N-8A and N-8B-2 or amendments thereof under the 1940 Act, and Form S-6 (or any other form in the future designated for use by unit investment trusts) under the 1933 Act, and to file any exemptive applications or other requests with the Securities and Exchange Commission under said statutes and to take any action with any regulatory authority, federal or state, relating to the registration thereof or the issuance of units of fractional undivided interests therein, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and conforming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         Signed this 6th day of May, 1997.


                                        By: /s/  Wayne A. Stork
                                            --------------------------------
                                            Wayne A. Stork




                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, director or officer of Voyageur Fund Managers, Inc., a Minnesota corporation, hereby constitutes and appoints, George M. Chamberlain, Jr. his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and affix his seal thereto and to obtain or continue registration of any series of Delaware-Voyageur Unit Investment Trusts; Delaware-Voyageur Tax-Exempt Trusts; any other unit investment trust sponsored by Voyageur Fund Managers, Inc. and any predecessors, affiliates or successors thereof whether or not in existence at the date hereof and which may be created after the date hereof (the "Funds") under the Investment Company Act of 1940, as amended (the "1940 Act") and of the units representing an undivided interest in and ownership of the Securities held by the Funds under the Securities Act of 1933, as amended (the "1933 Act"), including the preparation and filing of appropriate Forms N-8A and N-8B-2 or amendments thereof under the 1940 Act, and Form S-6 (or any other form in the future designated for use by unit investment trusts) under the 1933 Act, and to file any exemptive applications or other requests with the Securities and Exchange Commission under said statutes and to take any action with any regulatory authority, federal or state, relating to the registration thereof or the issuance of units of fractional undivided interests therein, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and conforming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         Signed this 6th day of May, 1997.


                                        By: /s/  Richard J. Flanery
                                            --------------------------------
                                            Richard J. Flanery





                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, director or officer of Voyageur Fund Managers, Inc., a Minnesota corporation, hereby constitutes and appoints, George M. Chamberlain, Jr. his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and affix his seal thereto and to obtain or continue registration of any series of Delaware-Voyageur Unit Investment Trusts; Delaware-Voyageur Tax-Exempt Trusts; any other unit investment trust sponsored by Voyageur Fund Managers, Inc. and any predecessors, affiliates or successors thereof whether or not in existence at the date hereof and which may be created after the date hereof (the "Funds") under the Investment Company Act of 1940, as amended (the "1940 Act") and of the units representing an undivided interest in and ownership of the Securities held by the Funds under the Securities Act of 1933, as amended (the "1933 Act"), including the preparation and filing of appropriate Forms N-8A and N-8B-2 or amendments thereof under the 1940 Act, and Form S-6 (or any other form in the future designated for use by unit investment trusts) under the 1933 Act, and to file any exemptive applications or other requests with the Securities and Exchange Commission under said statutes and to take any action with any regulatory authority, federal or state, relating to the registration thereof or the issuance of units of fractional undivided interests therein, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and conforming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         Signed this 6th day of May, 1997.



                                        By: /s/  George M. Chamberlain, Jr.
                                            --------------------------------
                                            George M. Chamberlain, Jr.




                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, director or officer of Voyageur Fund Managers, Inc., a Minnesota corporation, hereby constitutes and appoints, George M. Chamberlain, Jr. his true and lawful attorney-in-fact and agent, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and affix his seal thereto and to obtain or continue registration of any series of Delaware-Voyageur Unit Investment Trusts; Delaware-Voyageur Tax-Exempt Trusts; any other unit investment trust sponsored by Voyageur Fund Managers, Inc. and any predecessors, affiliates or successors thereof whether or not in existence at the date hereof and which may be created after the date hereof (the "Funds") under the Investment Company Act of 1940, as amended (the "1940 Act") and of the units representing an undivided interest in and ownership of the Securities held by the Funds under the Securities Act of 1933, as amended (the "1933 Act"), including the preparation and filing of appropriate Forms N-8A and N-8B-2 or amendments thereof under the 1940 Act, and Form S-6 (or any other form in the future designated for use by unit investment trusts) under the 1933 Act, and to file any exemptive applications or other requests with the Securities and Exchange Commission under said statutes and to take any action with any regulatory authority, federal or state, relating to the registration thereof or the issuance of units of fractional undivided interests therein, without limitation, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and conforming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

         Signed this 6th day of May, 1997.


                                        By: /s/  David K. Downes
                                            --------------------------------
                                            David K. Downes